SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2007

First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16471	56-1528994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant's phone number including area code: 919/716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 UCT 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.	Results of Operations and Financial Condition

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 7.01.	Regulation FD Disclosure

On July 23, 2007, Registrant’s Board of Directors approved amendments to Registrant’s bylaws. The effects of the amendments were:

(1) to modify Article VII, Section 1, to authorize the appointment of more than one Vice Chairman (as opposed to a single Vice Chairman as provided by the previous bylaws);

(2) to modify Article VII, Section 6, to provide for the Board of Directors to designate one Vice Chairman as Chief Operating Officer (as opposed to the single Vice Chairman being designated as Chief Operating Officer as provided by the previous bylaws);

(3) to provide throughout the bylaws for the Vice Chairman who is designated by the Board as Chief Operating Officer to exercise the authority granted to the single Vice Chairman as Chief Operating Officer under the previous bylaws; and

(4) to make various other conforming changes to the text of the bylaws consistent with the amendments described above.

The amendments became effective upon approval by the Board. A copy of the amended bylaws is attached as Exhibit 3.2 to this Report and is incorporated by reference into this Report.

On July 23, 2007, Registrant announced its results of operations for the three-month and six-month periods ended June 30, 2007. A copy of Registrant's press release issued this date is attached as Exhibit 99 to this Report and is incorporated by reference into this Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description

3.2	Bylaws of Registrant, as amended (filed)

99	Copy of press release dated July 23, 2007 (furnished)

Disclosures About Forward Looking Statements

The discussions included in this Report and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date: July 23, 2007	By:	/s/ KENNETH A. BLACK
Kenneth A. Black, Vice President